EXHIBIT 99.1

PRESS RELEASE

TEGO CYBER INC. TO PRESENT AT MICROCAP RODEO’S WINTER WONDERLAND BEST IDEAS CONFERENCE ON TUESDAY, FEBRUARY 8

LAS VEGAS, NV, February 3, 2022 -- Tego Cyber Inc. (OTCQB:TGCB), an emerging developer of proactive cyber threat intelligence applications and solutions, today announced that the Company has been invited to present at The MicroCap Rodeo’s 2nd Annual Winter Wonderland Best Ideas Conference, which is being held virtually on February 8 - 11, 2022.

Shannon Wilkinson, CEO of Tego Cyber, is scheduled to present on Tuesday, February 8, 2022 at 4:30 PM Eastern Time. The webcast and replay of the Company’s presentation can be accessed at https://www.webcaster4.com/Webcast/Page/2840/44543 and on the investor relations section of Tego Cyber’s website at https://ir.tegocyber.com/news-events/ir-calendar. Management will also be participating in virtual one-on-one meetings with registered investors.

To receive additional information, request an invitation or to schedule a one-on-one meeting, please email angie.goertz@issuerdirect.com. Investors can register for the conference here.

About the Winter Wonderland Best Ideas Virtual Investor Conference

The MicroCap Rodeo is  hosting its 2nd Annual Winter Wonderland Best Ideas Virtual Investor Conference with  25-minute  virtual  presentations  on February 8-9, 2022 and one-on-ones for qualified institutional investors on  February 10-11, 2022. Qualified institutional  investors recommended each of the companies represented as one of their best ideas. For more information, please visit the event website: https://microcaprodeo.com/.

About Tego Cyber Inc.

Tego Cyber Inc. (OTCQB:TGCB, “the Company”) was created to capitalize on the emerging cyber threat intelligence market. The Company has developed a cyber threat intelligence application that integrates with top end security platforms to gather, analyze, then proactively identify threats to an enterprise network. The Tego Guardian Threat Intelligence Platform takes in vetted and curated threat data and after utilizing a proprietary process, the platform compiles, analyzes, and then delivers that data to an enterprise network in a format that is timely, informative, and relevant. The threat data provides additional context including specific details needed to identify and counteract threats so that security teams can spend less time searching for disparate information. The first version of the application will integrate with the widely accepted Splunk SIEM to provide real-time threat intelligence to macro enterprises using the Splunk architecture. The Company plans on developing future versions of the Tego Guardian app for integration with other established SIEM systems and platforms including: Elastic, IBM QRadar, AT&T Cybersecurity, Exabeam, and Google Chronical. For more information, please visit www.tegocyber.com.

Forward-Looking Statements

The statements contained in this press release, those which are not purely historical or which depend upon future events, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future constitute forward-looking statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements because of various factors. All forward-looking statements included in this press release are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks factors described from time to time in the Company's Reports on Forms 10-K, 10-Q and 8-K and Annual Reports to Shareholders.

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Contact:

Tego Cyber Inc.

8565 S Eastern Avenue, Suite 150

Las Vegas, Nevada 89123 USA

Tel: 855-939-0100 (North America)

Tel: 725-726-7840 (International)

Email: info@tegocyber.com

Web: tegocyber.com

Facebook: facebook.com/tegocyber

LinkedIn: linkedin.com/company/tegocyber

Twitter: twitter.com/tegocyber

Investor Relations:

Crescendo Communications, LLC

Tel: 212-671-1020

Email: TGCB@crescendo-ir.com

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